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EXHIBIT 23
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          CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use in the Form SB-2 Registration Statement, of our independent auditors' report and financial statements of Net-Based Media, Inc. as of April 30, 2001 and for the period beginning January 29, 2001 (inception) to April 30, 2001 which appears in such Form SB-2.


Stan J.H. Lee, CPA

/s/ Stan J.H. Lee, CPA
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Fort Lee, New Jersey
May 12, 2001

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